UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 27, 2005

ACUSPHERE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50405	04-3208947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Arsenal Street, Watertown, Massachusetts	02472
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (617) 648-8800

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b 2 of the Exchange Act).      ☐ Yes ☒ No

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

The disclosure contained in Item 2.03 is incorporated herein by reference.

Item 2.03       Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On September 27, 2005, Acusphere, Inc. (the “Company”) entered into one (1) promissory note with Oxford Finance Corporation (“Oxford”) for borrowings totaling $897,513.42.  The borrowing was made under a $7.0 million equipment financing line with Oxford. Borrowings under this equipment line can be made against qualified purchases through April 2006. Such borrowings are to be secured by qualified purchases and repaid over 36 to 48 months, depending on the nature of the equipment financed. No warrants were granted in connection with this equipment line. The $7.0 million equipment line is structured as a loan agreement. The interest rate on this facility varies depending upon whether the term is 36 months or 48 months. Such interest rates are fixed at the time of each borrowing under the equipment line with such rates adjusted.

The promissory note entered into on September 27, 2005 includes an annual interest rate of 10.39%, is payable over 48 months and requires a monthly payment of $22,734.01.  As of September 27, 2005, the Company has cumulatively borrowed $2,376,695.76 against the equipment financing line with Oxford. Additional borrowings under this line are subject to the satisfaction of certain conditions, including an updated credit review by Oxford.  Borrowings under the equipment financing line are secured by the Company’s capital assets the purchase of which has been financed under the line and are subject to acceleration upon the happening of customary events of default, including the failure to make timely payments of principal and interest.

The descriptions of the promissory notes that are contained in this report are qualified in their entirety by reference to the form of promissory note and Master Security Agreement referenced in Item 9.01 of this report, which documents are incorporated herein by reference in their entirety.

Item 9.01.  Financial Statements and Exhibits.

The following exhibit is furnished as part of this report, where indicated:

(c)  Exhibits.

Exhibit No.	Description

10.1	Master Security Agreement by and between the registrant and Oxford Finance Corporation dated June 20, 2005

10.2	Form of Promissory Note with Oxford Finance Corporation, together with schedule of borrowing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUSPHERE, INC.

Dated: September 29, 2005	By:	/s/	John F. Thero
		Name:	John F. Thero
		Title:	Senior Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Master Security Agreement by and between the registrant and Oxford Finance Corporation dated June 20, 2005

10.2	Form of Promissory Note with Oxford Finance Corporation, together with schedule of borrowing